                                                                   Exhibit 10.15

                ________________________________________________
                ________________________________________________



                                  RHODIA INC.


                                   Sublessor


                                       TO


                              INSMED INCORPORATED

                                   Subtenant


                          ____________________________

                                    SUBLEASE
                          ____________________________


                           Dated: March 30, 2001



                                   Property:

                             4851 Lake Brook Drive,
                          Innsbrook Corporate Center,
                            Henrico County, Virginia


                ________________________________________________
                ________________________________________________

                                TABLE OF CONTENTS
                                -----------------

                                                                 Page
                                                                 ----
 1.  PREMISES................................................     1

 2.  TERM....................................................     3

 3.  RENT....................................................     4

 4.  SECURITY................................................     6

 5.  CONDITION OF PREMISES...................................     6

 6.  USE.....................................................     7

 7.  REPAIRS AND MAINTENANCE.................................     7

 8.  ALTERATIONS.............................................     8

 9.  ASSIGNMENT AND SUBLETTING...............................     8

10.  ACCESS TO PREMISES......................................     8

11.  INDEMNITY...............................................     9

12.  INSURANCE...............................................     10

13.  SUBORDINATE TO PRIME LEASE..............................     11

14.  TERMINATION OF PRIME LEASE..............................     11

15.  NOTICES.................................................     12

16.  DEFAULT.................................................     13

17.  WAIVER OF JURY TRIAL AND RIGHT TO COUNTERCLAIM..........     15

18.  END OF TERM.............................................     15

19.  HOLDOVER................................................     15

20.  BROKERAGE...............................................     16

21.  FINANCIAL STATEMENTS AND ESTOPPEL CERTIFICATES..........     16

22.  HAZARDOUS SUBSTANCES....................................     17

23.  MISCELLANEOUS COVENANTS.................................     18


EXHIBITS TO SUBLEASE


EXHIBIT A   -  Plan of Showing Location of Premises
EXHIBIT A-1 -  Plat Showing Reserved Parking Spaces
EXHIBIT B   -  Furniture
EXHIBIT C   -  Construction Plans

SCHEDULE 1  -  Energy Distribution Model

                                   SUBLEASE
                                   --------

     THIS SUBLEASE, dated the ____ day of March 2001, between RHODIA INC., a Delaware corporation, having an office at CN 7500, Cranbury, New Jersey, 08512-7500 ("Sublessor") and INSMED INCORPORATED, a Virginia corporation, having an
       ---------
office at 800 East Leigh Street, Suite 206, Richmond, Virginia 23219 ("Subtenant").
  ---------

                                   RECITALS
                                   --------

1. Albright & Wilson Americas Inc., a Delaware corporation ("Albright") and GP Henrico, L.L.C., a Rhode Island limited liability company ("Landlord") entered into that certain Building Lease dated October 10, 1995, as amended by that certain First Amendment to Lease dated September 6, 1996 (the "Prime Lease") pursuant to which Albright leased from Landlord certain property identified in the Prime Lease (the "Prime Lease Premises").

2. Sublessor is the surviving entity of its merger with Albright, and is the current tenant under the Prime Lease.

3. Sublessor is willing to sublease to Subtenant, and Subtenant desires to sublease from Sublessor, a portion of the Prime Lease Premises upon the terms and conditions set forth in this Sublease.

                                   AGREEMENT
                                   ---------

1.   PREMISES.

     A.   Space.  Sublessor hereby subleases to Subtenant, and Subtenant hereby
          -----
subleases from Sublessor, those certain premises ("Premises") shown on Exhibit A
                                                   --------            ---------
attached hereto and made a part hereof, consisting of approximately 24,000 rentable square feet of ground floor office space (the "Office Space") and approximately 22,000 square feet of ground floor laboratory space (the "Laboratory Space") in the building located at 4851 Lake Brook Drive, Innsbrook Corporate Center, Henrico County, Virginia (the "Building"), together with, a)
                                                 --------
on a non-exclusive basis, all easements, rights, privileges, and interests appurtenant thereto provided for under the Prime Lease, including four (4) per one thousand (1,000) parking spaces in the lot adjacent to the Building and, b) on an exclusive basis, ten (10) reserved parking spaces close to the entrance to the Building at locations shown on Exhibit A-1 attached hereto.

     B.   Roof Top.  Subtenant shall have the right, subject to the consent of
          --------
Sublessor, Landlord, the Innsbrook Owner's Association and all applicable laws, rules, regulations and ordinances, to use a small portion of the roof for telecommunication equipment, including an antenna and microwave transmitting or receiving equipment. Such equipment shall be installed at Subtenant's own expense and Subtenant shall immediately repair and shall indemnify Sublessor for any and all damage to the Building caused by the installation or removal of such equipment.

     C.   Signage.   Subtenant shall be permitted to install, at its expense, an
          -------
exterior sign on the existing in-place monument sign, such sign shall comply with all applicable laws, rules and regulations, and which shall be of such size, design and character as Sublessor (and Landlord, if required) shall approve. Subtenant shall maintain any such sign in good condition and repair, and shall remove all signs and repair all damage caused by the installation or removal thereof, at the expiration or termination of the Term. Other than such permitted sign(s), Subtenant shall not place or install, or permit or suffer to be placed or installed, or maintain, any sign outside of the Premises.

     D.   Furniture and Phone System.  Sublessor shall provide Subtenant with
          --------------------------
the exclusive use of the furniture listed on Exhibit B attached hereto and made
                                             ---------
a part hereof (the "Furniture") for the Term. Subtenant shall also have the right to use Sublessor's phone and voice mail system currently installed on the Premises (the "Phone System") for the Term. Any cost or expense to modify or alter the Phone System shall be borne by Subtenant. At the end of the Initial Term, Subtenant shall have the option to purchase the Furniture and the Phone System for the sum of One Dollar ($1.00) each. Subtenant hereby acknowledges that Sublessor intends to relocate its fume hood from the Premises to its facility in Charleston, South Carolina, and such fume hood shall not be part of the Premises.

     E.   Subtenant Improvement Allowance.  Sublessor shall give to Subtenant a
          -------------------------------
one time tenant improvement allowance of $4.50 per rentable square foot (the "Subtenant Improvement Allowance") for Subtenant's use to cover any and all costs related to Subtenant's construction of a board room, executive office and other interior improvements on the Premises and for Subtenant's costs related to signage for the Premises as set forth in Section 1C above. Subtenant shall submit plans for such construction to Sublessor for approval by Sublessor and Landlord. Subtenant shall be responsible for obtaining any and all required permits and approvals for such construction, and shall ensure that such construction complies with all applicable Laws (as defined in Section 6). Any portion of the Subtenant Allowance not used for such construction or signage may be used to purchase furniture, fixtures or equipment. Subtenant shall have access to the Premises thirty (30) days prior to the Commencement Date (as defined below) for purposes of completing such construction. Subtenant shall protect, indemnify, defend and hold Sublessor harmless from any and all loss, liability, damage, costs, expense or claims (including, without limitation, attorneys' fees), arising from or as a result of Subtenant's (or its agents', invitees', employees' or contractors') occupancy or construction activity on the Premises, unless otherwise caused by the negligence or willful misconduct of Sublessor, Landlord or their agents, employees or assigns.

     F.   Sublessor's Improvements.  Sublessor shall cause the lobby of the
          ------------------------
Premises to be renovated in accordance with Scheme A developed by HKS, Inc. and approved by Sublessor, Landlord and Subtenant and as shown more particularly on Exhibit C attached hereto and made a part hereof. Sublessor shall pay for any
---------
and all cost associated with the lobby renovation to, a) demolish existing wall or structures in the Subtenant's new reception area, b) relocate or replace the existing marble back-drop structure (including removal of two levels of such back-drop), c) repair the carpet in the effected areas, and d) repaint any new drywall in the Premises all pursuant to Scheme A and as required by applicable Laws. Any additional costs shall be borne exclusively by Subtenant.

     G.   Right of First Refusal. In the event that the second floor of the
          ----------------------
Building (the "Second Floor") becomes vacant and Sublessor receives a bona fide offer from an independent third party prospective subtenant to sublease the Second Floor, and provided either (i) Subtenant is not in default under this Sublease (and no events have occurred which, with notice, or the passage of time, or both, would become an event of default hereunder), or (ii) Subtenant has cured all defaults under this Sublease within five (5) days following receipt of a notice referred to below, Sublessor shall deliver to Subtenant a written notice of such offer. Subtenant shall have five (5) business days from receipt of such notice to exercise its right to sublease the Second Floor upon the same terms and conditions set forth in this Sublease. Such option shall be exercisable by written notice to the Sublessor within such five (5) business day period, and the execution and delivery of a mutually agreeable sublease in the form of this Sublease within thirty (30) days thereafter. A failure by the Subtenant to give written notice to the Sublessor within such five (5) business day period or the failure to timely execute and deliver the sublease shall be deemed a rejection by the Subtenant of its option to sublease the Second Floor. Thereafter, the Sublessor shall have the right to sublease the Second Floor to such third party prospective tenant pursuant to the terms and conditions agreed upon by Sublessor and such prospective tenant. In the event Sublessor does not sublease to such third party, Sublessor shall provide notice of any new bona fide third party offer to Subtenant pursuant to the terms of this Section 1G and Subtenant shall retain its right of first refusal pursuant to the notice and election requirements set forth herein. Notwithstanding the foregoing, Sublessor shall not be required to provide notice of any new bona fide third party offer to Subtenant if Sublessor receives such new offer within four (4) months after the date on which Subtenant failed to deliver its notice to exercise Subtenant's right of first refusal as provided above.

2.   TERM.
     ----

     A.   Initial Term. The initial term of this Sublease ("Initial Term") shall
          ------------                                      ------------
be the period of sixty two (62) months commencing on the later of (i) September 1, 2001, (ii) sixty (60) days from the date that the Premises are released to Subtenant for its up-fit of the space, (iii) substantial completion of the lobby by the Sublessor pursuant to Section 1F above, and (iv) receipt of a decontamination report from a qualified environmental engineering company ("Commencement Date"), and ending on the later of (x) October 31, 2006, and (y)
  -----------------
the last day of the month occurring sixty-two (62) months after the Commencement Date ("Expiration Date"), unless sooner terminated as herein provided. The
        ---------------
"Rent Commencement Date" shall be the first day of the month occurring not less
 ----------------------
than sixty days after the Commencement Date. Notwithstanding the foregoing, if Sublessor has not (a) fulfilled its duties under clauses (iii) or (iv) above, or
(b) released the Premises to the Subtenant, by October 1, 2001, Subtenant shall have the right to terminate this Sublease by giving written notice to Sublessor and neither party shall have any further obligations hereunder. Subtenant shall have the right to enter the Office Space, for the sole purpose of completing its upfit of the Office Space, at any time after April 1, 2001, provided that (i) Sublessor shall have approved Subtenant's construction plans and (ii) the provisions of Section 11 shall be in full force and effect during any such
              ----------
period.

     B.   Early Occupancy.  Notwithstanding the foregoing, Subtenant shall have
          ---------------
the right to occupy the Office Space on July 1, 2001. In the event Subtenant chooses to occupy the Office Space at any time on or after July 1, 2001 and before the Commencement Date, the rent commencement date for the Office Space ("Office Rent Commencement Date") shall be the first day of the month occurring not less than sixty (60) days after Subtenant's occupancy of the Office Space at a rate of $12.25 per square foot.

     C.   Renewal Options.  Provided the Subtenant is not in default under this
          ---------------
Sublease beyond any applicable cure period, Subtenant shall have the right to extend the Initial Term until September 30, 2011. Subtenant shall exercise its right by giving notice to Sublessor in writing at least nine (9) months before the end of the Initial Term. With the exception of the provisions of this
Section 2C, the terms and conditions during any extended term shall be the same as those in effect during the Initial Term of this Sublease. The "Term" shall
                                                                   ----
include the Initial Term and any extended term.

3.   RENT.
     ----

     A.   Base Rent.  Commencing on the Rent Commencement Date, Subtenant shall
          ---------
     pay to Sublessor rent ("Base Rent") for the Premises in the amount of
                             ---------
     $15.25 per square foot. Each monthly installment of Base Rent shall be payable in advance on the first day of each month during the Term. The Base Rent shall increase at a rate of 1.75% per year of the Term on the anniversary of the Commencement Date. Notwithstanding, the foregoing, Subtenant shall commence payment of its Pro Rata Share of the operating expenses listed in Sections 3D, 3E and 3F immediately upon occupancy of the Premises.


     B.   Payments.  Base Rent and all other amounts payable by Subtenant to
          --------
     Sublessor under this Sublease ("Additional Rent ") shall be paid when due,
                                     ----------------
     without notice or demand, and, except as otherwise provided herein, without deduction, abatement, counterclaim or setoff, at the address of Sublessor set forth in Section 15 or to such other person and/or at such other
                  ----------
     address as Sublessor may from time to time designate by notice to Subtenant. No payment by Subtenant of any amount less than the amount stipulated to be paid hereunder shall be deemed other than on account of the earliest stipulated Base Rent or Additional Rent; nor shall any endorsement or statement on any check or letter be deemed an accord and satisfaction, and Sublessor may accept any check or payment without prejudice to Sublessor's right to recover the balance due or to pursue any other remedy available to Sublessor.

     C.   Subtenant's Pro Rata Share.  Subtenant shall pay its pro rata share of
          --------------------------
     all operating expenses, taxes and insurance for the Prime Lease Premises. For purposes of this Section 3, "Subtenant's Pro Rata Share" shall be 50%
                          ---------   --------------------------
     of the expenses for the Office Space, 65.7% of the expenses for the common areas, and 100% of the expenses for the Laboratory Space.

     D.   Taxes.  Beginning on the Commencement Date, Subtenant shall pay to
          -----
Sublessor, as Additional Rent, Subtenant's Pro Rata Share of all real estate taxes, assessments, levies and other charges, general or special, foreseen or unforeseen (the "Taxes") imposed or assessed against the Building or the land
                 -----
upon which it is situated (the "Land") under the current or any future taxation
                                ----
or assessment system or modification of, supplement or substitute for such system, but only to the extent such Taxes relate to periods covered by the term of this Sublease. "Taxes" shall also include any costs, including reasonable
                    -----
attorneys' fees, incurred by Sublessor to appeal, contest or reduce Taxes, but only to the extent Subtenant consents to such proceedings, which consent shall not be unreasonably withheld.

     E.   Operating Expenses and CAM Charges.  Beginning on the Commencement
          ----------------------------------
Date, and pursuant to this Subsection and Section 7, Subtenant shall pay to
                                          ---------
Sublessor, as Additional Rent, Subtenant's Pro Rata Share of the costs for the operation, maintenance, fire monitoring, security and repair of the Prime Lease Premises, including a management fee of Three Percent (3%) of Base Rent (the "Management Fee") (collectively, the "Operating Expenses"), including without
                                      ------------------
limitation, costs of maintaining, repairing, operating and providing utilities and liability insurance for the Premises and the common areas ("CAM Charges");
                                                                -----------
costs of compliance with Laws (as defined in Section 6); costs of repair,
                                             ---------
maintenance and replacement of the roof, mechanical systems, landscaping, sidewalks, parking areas, and structural elements of the Building. The costs of any replacement of the roof, mechanical systems, sidewalks, parking areas or structural elements of the Building shall be amortized over the useful life of the replaced item. Subtenant shall not be required to pay its Pro Rata Share of the cost of any major replacement during the first twelve (12) months of this Sublease, but shall commence paying its Pro Rata Share of such replacement, as amortized over the useful life of the item, after the twelfth month. Sublessor shall meter the utilities for the Premises as set forth on Schedule 1, attached hereto and made a part hereof. Subtenant shall pay for its usage of such utilities as set forth in Schedule 1. Except for interruptions caused by Sublessor's negligence or willful misconduct, Sublessor shall not be responsible for any failure or interruption, for any reason whatsoever, of any of the services or utilities supplied to the Premises, and the same shall not result in any abatement, diminution or reduction of rent, or constructive eviction, or liability on the part of Sublessor. Notwithstanding the foregoing to the contrary, if Subtenant is prevented from using and occupying the Premises for more than three (3) consecutive business days because of an interruption in such services or utilities through no fault of Subtenant, Base Rent and Additional Rent hereunder shall abate until such services or utilities are fully restored allowing Subtenant to use and occupy the Premises.

     F.   Property Insurance.  Beginning on the Commencement Date, Subtenant
          ------------------
shall pay to Sublessor, as Additional Rent, on the first day of each month during the Term, Subtenant's Pro Rata Share of the cost of property insurance covering the improvements on the Prime Lease Premises, excluding insurance costs for personal property of Sublessor, Landlord or other tenants (the "Insurance
                                                                    ---------
Costs").
-----

     G.   Adjustment to Charges for Operating Expenses and Taxes.  Sublessor may
          ------------------------------------------------------
notify Subtenant from time to time setting forth an adjustment to estimated Operating Expenses, Taxes and Insurance Costs and Subtenant's Pro Rata Share thereof, if Sublessor determines that payments are insufficient to meet estimated costs. Following the end of each calendar year, Sublessor shall determine the actual Operating Expenses, Taxes and Insurance Costs for such year. If Sublessor determines that Subtenant's Pro Rata Share of actual Operating Expenses or Taxes exceeds the amount paid by Subtenant, then Subtenant shall pay the difference within thirty (30) days after Sublessor delivers to Subtenant a statement showing such costs. If Sublessor determines that Subtenant's Pro Rata Share of actual Operating Expenses, Taxes or Insurance Costs is less the amount paid by Subtenant, then Sublessor shall credit such amounts to Subtenant for Operating Expenses, Taxes and Insurance Costs next becoming due. In the event such credit is due Subtenant in the last year of the Term, Sublessor shall reimburse such amounts to Subtenant within thirty (30) days of discovery. Subtenant shall have the right, at its sole expense, to have an independent audit firm audit the records of Sublessor detailing the Operating Expenses and Taxes within sixty (60) days of the end of any calendar year during the Term.

4.   SECURITY.
     --------

          Upon or prior to execution of this Sublease by Subtenant, Subtenant shall deposit with Sublessor an amount equal to one monthly installment of Base Rent (the "Security Deposit") as security for the payment and
                     ----------------
     performance by Subtenant of Subtenant's obligations under this Sublease. Sublessor shall have the right, without notice to Subtenant, and regardless of the exercise of any other remedy Sublessor may have by reason of a default, to apply all or any part of the Security Deposit to cure any default of Subtenant, and, if Sublessor does so, Subtenant shall upon demand deposit with Sublessor the amount applied so that Sublessor shall have the full amount of the Security Deposit at all times during the Term. If Subtenant fails to make such deposit, Sublessor shall have the same remedies for such failure as Sublessor has for a default in the payment of Base Rent. If Subtenant defaults under this Sublease, the Security Deposit shall not be deemed liquidated damages and Sublessor may apply the Security Deposit to reduce Sublessor's damages, and such application of the Security Deposit shall not preclude Sublessor from recovering from Subtenant all additional damages incurred by Sublessor. The Security Deposit shall not bear interest. If Subtenant fails to timely provide Sublessor with the Security Deposit, Sublessor may withhold delivery of possession of the Premises with delaying the Commencement Date or the Rent Commencement Date. Notwithstanding the foregoing, Sublessor has agreed to waive the requirement of the Security Deposit until such time as Subtenant may be in default beyond any applicable cure period (as set forth in Section 16) under this Sublease. At such time, upon demand by Sublessor, Subtenant shall immediately deliver to Sublessor the Security Deposit, which shall be held in accordance with the terms of this Section.

5.   CONDITION OF PREMISES.
     ---------------------

          With the exception of the work to be performed under Sections 1E and 1F above and subject to the other terms of this Sublease, Subtenant is leasing, and hereby accepts, the Premises "as is".

6.   USE.
     ---

     A.   Permitted Use.  Subtenant shall use and occupy the Premises for the
          -------------
uses allowed under the Prime Lease and for no other purpose, such uses to include corporate headquarters and support and operating laboratory facility.

     B.   Compliance with Laws and Rules.  Sublessor represents and warrants to
          ------------------------------
Subtenant that (i) the Prime Lease is in full force and effect, (ii) no defaults exist under the Prime Lease and (iii) to the best of Sublessor's knowledge the Premises complies with all applicable Laws, including without limitation the Americans with Disabilities Act and laws regulationg hazardous substances. From the date which Subtenant is given access to the Premises, Subtenant at its expense shall occupy and use the Premises in compliance with all present and future laws, statutes, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments and any instrumentality thereof, and regulations of the board of fire underwriters having jurisdiction over the Premises, including without limitation the Americans with Disabilities Act and laws regulating hazardous substances, and all amendments thereto (collectively, "Laws"). Nothing in this Section shall require Subtenant to achieve greater
 ----
compliance than that required by current or future Laws, particularly, but not limited to, situations where existing compliant conduct is grandfathered by future Laws. Subtenant shall comply with all reasonable rules and regulations for the use of the Premises and the common areas as Landlord or Sublessor may from time to time establish as long as Subtenant is provided advance notice and the opportunity to object.

7.   REPAIRS AND MAINTENANCE.
     -----------------------

     A.   Repairs by Sublessor.  Sublessor, at Subtenant's expense as set forth
          --------------------
in Section 3E, shall make, or cause to be made, necessary structural repairs or replacements to the Premises (but excluding windows and window frames, doors, plate glass, store fronts, showcases and signs) and shall keep in good condition and repair the HVAC, mechanical, electrical and plumbing systems, exterior walls, foundations and roof of the Premises, and the landscaping, parking areas, drives and sidewalks. Except for a casualty (no matter the cause) to the Building, in which event the terms of Section 14B shall govern, Sublessor shall
                                      -----------
not be required to make any such repairs where the same were caused or occasioned by any act, omission or negligence of Subtenant, or its employees, agents, customers, invitees or contractors. In making any such repairs or replacements, Sublessor shall use materials equal in kind and quality to the original work and shall comply with all Laws.

     B.   Repairs and Maintenance by Subtenant. Subtenant shall keep the
          ------------------------------------
Premises clean, neat, safe, sanitary, in good order, repair and condition. Subtenant shall make any and all repairs which may be required as a result of any act, omission or negligence of Subtenant, or its employees, agents, customers, invitees or contractors, except for a casualty (no mater the cause) to the Building, in which event the terms of Section 14B shall govern. In making
                                             -----------
such repairs, Subtenant shall use materials equal in kind and quality to the original work and shall comply with all Laws.

8.   ALTERATIONS.
     -----------

          With the exception of the work to be performed according to Section 1E and any non-structural Alterations costing less than $10,000, Subtenant shall not make or cause, suffer or permit the making of any alteration, addition, change, replacement, or installation, whether structural or non-structural ("Alterations"), in or to the Premises without obtaining the
                  -----------
     prior written consent of Sublessor in each instance and the consent of Landlord as required under the Prime Lease.

          If any lien is filed against the Premises, the Building or the Land in connection with labor or materials furnished to Subtenant, or claimed to have been furnished to Subtenant, Subtenant at its expense shall cause such lien to be discharged or otherwise bonded within thirty (30) days after Subtenant receives notice that such lien has been filed.

          All Alterations shall become the property of Sublessor and, except as otherwise expressly provided in this Sublease, shall remain upon and be surrendered with the Premises at the expiration or earlier termination of the Term. Trade fixtures, equipment, furniture and other personal property which Subtenant installs at its own expense shall remain Subtenant's property and may be removed at any time during the Term, and shall be removed at the expiration or earlier termination of this Sublease, provided that Subtenant promptly repairs any damage caused by such removal.

9.   ASSIGNMENT AND SUBLETTING.
     -------------------------

          Subtenant shall have the right to sublet all or a portion of the Premises and assign this Sublease with the prior written consent of Sublessor and Landlord according to the terms of this Sublease and Section 14 of the Prime Lease, which consent shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, Subtenant shall not be required to obtain the consent of the Sublessor or Landlord to assign or sublet to a parent or subsidiary of Subtenant, provided that such assignment or sublease shall in no way release Subtenant from its obligations under this Sublease. Fifty percent (50%) of any excess rentals received by Subtenant under such sublease or assignment shall be paid to Sublessor. Subtenant shall remain liable under this Sublease and shall in no way be released from any of its obligations under this Sublease.

10.  ACCESS TO PREMISES.
     ------------------

          Sublessor, upon reasonable prior notice, shall have the right to enter upon and in the Premises at all reasonable times to examine the same and to make such repairs, replacements, alterations, improvements and additions in the Premises and the Building (including, without limitation, the installation, repair, maintenance and replacement of pipes, duct work, conduits, utility lines and wires through the column space and partitions in the Premises and beneath the lower floor slabs and above the ceiling of the Premises) as Sublessor may deem necessary or desirable, and to take all materials into and upon the

     Premises that may be required therefor, without the same constituting an eviction of Subtenant, and without any abatement of Base Rent or Additional Rent; provided however, that to the extent such activities result in Subtenant's inability to occupy or use the Premises or any part thereof, then Base Rent and Additional Rent shall abate proportionally until such time as the Premises are restored to Subtenant. Sublessor, upon prior notice to Subtenant, shall also have the right to enter upon the Premises at reasonable times to show the Premises to prospective purchasers, lessors or lessees, tenants (during the last nine months of the Term) or mortgagees of all or any part of the Prime Lease Premises. During the last nine months of the Term, Sublessor may also place upon the Premises a "For Rent" sign, which sign shall not be removed, obliterated or hidden by Subtenant.

11.  INDEMNITY.
     ---------

     A.   Indemnifications.  Except for casualties (no matter the cause thereof)
          ----------------
which shall be governed by Section 14B, Subtenant shall protect, indemnify,
                           -----------
defend and hold Sublessor harmless from and against any and all claims, damages, loss, liability (including without limitation liability under the Prime Lease), cost or expense (including without limitation reasonable attorneys' fees), which Sublessor may incur or pay out by reason of (i) any accidents, damages or injuries to persons or property occurring in, on or about the Premises, not otherwise caused by the acts, omissions, negligence or willful misconduct of Sublessor or Landlord, their employees, agents, contractors, invitees or assigns, (ii) any breach or default hereunder on Subtenant's part, (iii) any work done in or to the Premises by Subtenant, its contractors or agents, (iv) any liens filed against the Premises due to work being performed by or at the direction of the Subtenants and not timely removed by Subtenant pursuant to
Section 8, or (v) any negligence or willful misconduct on the part of Subtenant,
---------
its employees, agents, contractors, invitees, or any person claiming through or
under Subtenant.   Sublessor shall protect, indemnify, defend and hold Subtenant harmless from and against any and all claims, damages, loss, liability, cost or expense (including without limitation reasonable attorney's fees), which Subtenant may incur or pay out by reason of (i) any accidents, damages or injuries to person or property occurring in, on or about the Prime Lease Premises, excluding the Premises, not otherwise caused by the acts, omissions, negligence or willful misconduct of Subtenant, its employees, agents, contractors, invitees or assigns, (ii) any breach or default hereunder by Sublessor, (iii) any work done in or to the Prime Lease Premises by Sublessor, its agents or contractors, (iv) any negligence or willful misconduct on the part of Sublessor, its employees, agents, contractors, invitees, or any person claiming through or under Sublessor, or (v) any condition of the Prime Lease Premises existing on or prior to the date of this Sublease, including, but not limited to, an environmental condition.

     B.   Liability of Sublessor.  All property of Subtenant and its employees,
          ----------------------
agents, contractors or invitees in or about the Premises shall be kept and stored at Subtenant's sole risk, and Subtenant shall hold Sublessor harmless from any claims arising out of damage to, or loss of, the same, unless caused by Sublessor's negligence of willful misconduct. Sublessor shall not be liable for any interruption of or loss to Subtenant's business arising from any of the above-described acts or causes, or for any consequential damages sustained by Subtenant arising out of the loss of or damage to any such property.

12.  INSURANCE.
     ---------

     A.   Subtenant's Insurance.  Subtenant shall maintain throughout the Term
          ---------------------
(i) a commercial general liability insurance policy for the Premises and all appurtenant areas and the conduct and operation of business therein, and the acts and omissions of Subtenant, its agents, employees and contractors, naming Sublessor, Landlord and any mortgagee of the Prime Lease Premises as additional insured parties, as primary coverage over any insurance carried by Sublessor, Landlord or any mortgagee, with limits of not less than $3,000,000 per occurrence for personal or bodily injury, death and property damage, endorsed to provide coverage for fire legal liability and contractual liability for Subtenant's indemnity obligations under this Sublease, and water damage and sprinkler leakage legal liability; (ii) all-risk property insurance with endorsements for vandalism and malicious mischief, water damage and sprinkler leakage, for the full replacement value of Subtenant's inventory, equipment, trade fixtures and other personal property located in the Premises; (iii) rent abatement insurance in the amount of six (6) months' Base Rent for the benefit of Sublessor; (iv) worker's compensation insurance to the extent required by Laws; and (v) such other insurance, in such amounts and against such risks as Sublessor specifies in writing to Subtenant, as may be reasonably required by the holder of any mortgage on the Prime Lease Premises and which is customarily and commonly insured against by prudent owners or tenants of property similar to the Prime Lease Premises.

          B. Subtenant shall deliver to Sublessor a fully paid for policy or certificate prior to taking possession of the Premises to evidence that Subtenant has obtained the insurance required by this Section 12. If
                                                           ----------
     Subtenant fails to provide Sublessor with such evidence, Sublessor may withhold delivery of possession of the Premises without delaying the Commencement Date or the Rent Commencement Date. Subtenant shall procure and pay for renewals of such insurance from time to time before the expiration thereof, and Subtenant shall deliver to Sublessor such renewal policy or certificate at least sixty (60) days before the expiration of any existing policy. All such policies shall be issued by companies rated not lower than "A-X " by A.M. Best Co. licensed to do business in the state in which the Premises are located, and all such policies shall contain a provision whereby the same cannot be cancelled or modified unless Sublessor is given at least sixty (60) days' prior written notice by certified or registered mail of such cancellation or modification.

     C. Sublessor's Insurance.  Sublessor shall maintain such insurance as is
        ---------------------
     required as "Tenant" under the Prime Lease.

     D. Contractor's Insurance.  Sublessor and Subtenant shall require any
        ----------------------
     contractor of Sublessor or Subtenant, respectively, performing work in, on or about the Premises to obtain and keep in full force and effect, at no expense to the other, (i) a commercial general public liability insurance policy for the Premises and adjacent areas, the conduct of its work therein, and the acts or omissions of such additional insured, with the coverages set forth in Section 12A(i) above; (ii) worker's compensation or
                            --------------
     similar insurance in form and amounts required by applicable Laws; and
     (iii) comprehensive automobile liability insurance including owned, non-owned and hired car coverage in an amount not less than $3,000,000 combined single limit for bodily injury or death and for property damage. The parties shall provide certificates of such insurance to one another prior to commencing any construction in, on or about the Premises.

     E. Waiver of Subrogation Rights.  Subtenant hereby releases and waives its
        ----------------------------
     rights of recovery against Landlord under the Prime Lease to the extent that Sublessor waived its rights of recovery against Landlord under the Prime Lease. Neither Sublessor nor Subtenant shall be liable to the other or to any insurance company (by way of subrogation or otherwise) insuring the other party for any loss of or damage to any building, structure or other tangible property, or any resulting loss of income, or losses under worker's compensation laws, even though such loss or damage might have been caused by the negligence of such party, its agents or employees, if any such loss or damage is covered by (or was required under this Sublease to be covered by) insurance benefiting the party suffering such loss or damage, to the extent of the proceeds of such insurance (or the amount of coverage required under this Sublease if such insurance was not obtained or maintained). Subtenant will cause its insurance carriers to include waiver of subrogation clauses or endorsements in favor of Landlord and Sublessor. Sublessor will cause its insurance carriers to include waiver of subrogation clauses or endorsements in favor of Landlord and Subtenant.


13.  SUBORDINATE TO PRIME LEASE.
     --------------------------

          This Sublease is and shall be subject and subordinate to the Prime Lease, and to the matters to which the Prime Lease is or shall be subject and subordinate. A copy of the Prime Lease has been delivered to and examined by Subtenant. The terms, covenants and conditions set forth in the Prime Lease are incorporated herein by reference, except Sections 37 and 38.10 and except to the extent that they are inapplicable or otherwise modified by the provisions of this Sublease, and Sublessor and Subtenant agree to be bound by all of the provisions of the Prime Lease applicable to the Premises, except that Subtenant shall be obligated to pay the rent provided in this Sublease, and not the rent provided in the Prime Lease. Subtenant shall not in any event have any rights in respect of the Premises greater than Sublessor's rights under the Prime Lease. Subtenant shall not do or permit to be done any act or thing which may constitute a breach or violation of any term, covenant or condition of the Prime Lease by the tenant thereunder, whether or not such act or thing is permitted under the provisions of this Sublease. Nothing contained in this Sublease shall be construed to create privity of estate or of contract between Subtenant and Landlord.

14.  TERMINATION OF PRIME LEASE.
     --------------------------

     A.  Termination Prior to Expiration Date of Sublease.  If for any reason,
         ------------------------------------------------
other than the default of Sublessor under the Prime Lease, the term of the Prime Lease shall have terminated prior to the Expiration Date, this Sublease shall thereupon be terminated and Sublessor shall not be liable to Subtenant by reason thereof. Sublessor shall provide Subtenant immediate notice of any default under the Prime Lease and the Subtenant shall have the right (but not the obligation) to cure any such default within the applicable cure period. In the event of termination of the Prime Lease pursuant to casualty or condemnation of the Premises, this Sublease shall be terminated effective on the date of termination of the Prime Lease and Subtenant shall have no claim against Sublessor.

     B.  Casualty or Condemnation.  In the event of casualty or condemnation,
         ------------------------
this Sublease shall continue in effect if the Prime Lease is not terminated, and the applicable provisions of the Prime Lease shall govern. In no event shall Subtenant be required to rebuild or restore the Premises, the Prime Lease Premises or the Building or indemnify or otherwise reimburse Sublessor in the event of a casualty. Notwithstanding the foregoing, where tenant under the Prime Lease is provided a right to terminate, likewise Subtenant shall be provided such right to terminate this Sublease, notice of such termination to be provided by Subtenant within the same time periods provided under the Prime Lease. Moreover, in the event of a public taking or other condemnation, Subtenant shall have the right to bring a separate claim, at its sole expense, against such public authority for any damages Subtenant may suffer in connection with the taking.


15.  NOTICES.
     -------

          All notices, consents, approvals, demands and requests (collectively, "Notices") delivered by either party to the other hereunder shall be in
      -------
     writing and shall be sent either by United States registered or certified mail and deposited in a United States Post Office, return receipt requested and postage prepaid, or by reputable overnight air courier such as Federal Express. Notices which are served upon Sublessor or Subtenant by mail in the manner provided herein shall be deemed to have been given or served for all purposes hereunder on the third business day next following the date on which such Notice shall have been mailed as aforesaid. After delivery of possession of the Premises to Subtenant, all Notices given to Subtenant shall be addressed to Subtenant at the Premises; until such delivery, notice to Subtenant shall be given at its address set forth at the head of this Sublease. All Notices given to Sublessor shall be addressed to Sublessor at its address set forth at the head of this Sublease, to the attention of Thomas C. McLaughlin, Director of Real Estate, with a copy to John Iatesta, Esquire, Senior Legal Counsel. Sublessor or Subtenant may from time to time change the names and/or addresses to which Notices given to either of them shall be addressed and sent as aforesaid, by designating such other names and/or addresses in a notice given to the other party in accordance with the provisions of this Section 15.
                                            ----------

16.  DEFAULT.
     -------

     A.  Event of Default.  Each of the following shall be deemed to be an
         ----------------
"Event of Default" by Subtenant and a breach by Subtenant hereunder:  (i) except
-----------------
as otherwise provided in Section 9, the assignment of this Sublease or the subletting of the Premises, whether by operation of the law or otherwise, without the prior written consent of Sublessor, (ii) Subtenant's failure to take possession of the Premises within ten (10) business days after tender of possession, (iii) the non-payment of any Base Rent or Additional Rent Charges or any part thereof within ten (10) days after written notice that the same is due (no more than one written notice per any twelve month period during the Term shall be required), or failure to make any other payment herein provided for, and the continuance of such non-payment for ten (10) days after Sublessor shall have given written notice of nonpayment to Subtenant, or (iv) the default in the performance of any other obligation of Subtenant under this Sublease, and the continuance of such default for fifteen (15) days after Sublessor shall have given to Subtenant a written notice specifying the nature of such default, but if said default shall be of such nature that it cannot reasonably be cured or remedied within said fifteen (15) day period, same shall not be deemed an Event of Default if Subtenant shall have commenced in good faith the curing or remedying of such default within such fifteen (15) day period and shall thereafter continuously and diligently proceed therewith to completion.

     B.  Remedies.  In the event of Subtenant's default or the occurrence or
         --------
existence of an Event of Default, Subtenant shall pay to Sublessor, on demand, such expenses as Sublessor may incur, including, without limitation, reasonable attorneys' fees, court costs, disbursements, and any and all other costs incurred by Sublessor in enforcing the performance of any obligation of Subtenant under this Sublease. If an Event of Default occurs, Sublessor shall have the following rights and remedies, in addition to all rights and remedies available under law or equity: (i) Sublessor may declare this Sublease terminated upon written notice to Subtenant; and/or (ii) Sublessor or its agents, servants, representatives, successors or assigns may, immediately or at any time thereafter, re-enter and resume possession of the Premises and remove all persons and property therefrom, either by summary dispossess proceedings or by a suitable action or proceeding at law, or by force or otherwise, without being liable for any damages therefor, and no such re-entry shall be deemed an acceptance or surrender of this Sublease; and/or (iii) Sublessor may, but shall have no obligation to, in its own name, but as agent for Subtenant if this Sublease is not terminated, relet the whole or any portion of the Premises for any period equal to or greater or less than the period which would have constituted the balance of the Term, for any sum which Sublessor may deem reasonable, to any tenant(s) which Sublessor may deem appropriate, and Sublessor may grant concessions, including free rent. In the event of any breach or threatened breach by Subtenant of any of the covenants or provisions of this Sublease, Sublessor shall have the right of injunction and the right to invoke any remedy allowed at law or in equity; mention in this Sublease of any particular remedy shall not preclude Sublessor from any other remedy at law or in equity.

     C.  Damages.  Sublessor shall in no event be liable in any way whatsoever
         -------
for its failure or refusal to relet the Premises or any part thereof; provided, however, that Sublessor shall use reasonable efforts to mitigate its damages. Sublessor shall be entitled to recover from

Subtenant, and Subtenant shall pay to Sublessor immediately upon demand by Sublessor, the amounts equal to all of the expenses incurred by Sublessor in connection with (i) recovering possession of the Premises, (ii) any reletting(s) of the Premises and related brokerage costs, including without limitation reasonable costs for making alterations, repairing or otherwise preparing the Premises for reletting(s), (iii) court costs, and (iv) reasonable attorneys' fees incurred in connection with any of the foregoing. Sublessor shall also be entitled to recover from Subtenant for each month of the balance of the Term or the period which would otherwise have constituted the balance of the Term, the amount, if any, by which the sum of each monthly installment of the Base Rent which would have been payable had there been no Event of Default, plus the amount of Additional Rent which would have been payable had there been no Event of Default, exceeds the net amount, if any, of the rents collected on account of the reletting(s) of the Premises for the month in question, which amounts shall be due and payable by Subtenant to Sublessor in monthly installments on the last day of each month, and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Sublessor to collect the deficiency for any subsequent month by way of a similar proceeding. Sublessor, at Sublessor's option, may make such alterations and repairs in and to the Premises as Sublessor in its reasonable judgment considers advisable and necessary for the purpose of reletting the Premises, and the making of such alterations, and repairs shall not operate or be construed to release Subtenant from liability hereunder as aforesaid.

     D.  Late Charges and Returned Check Charges.  If payment of any Base Rent
         ---------------------------------------
or Additional Rent is not made by the fifth (5th) day after the date on which such amount was due and payable, but only if such late payment occurs more than once in any calendar year during the Term, Subtenant shall pay as a late charge the greater of (i) Two Hundred Fifty and No/100 Dollars ($250.00), or (ii) five percent (5%) of the overdue payment, and interest on the amount overdue at the rate of ten percent (10%) per annum (the "Default Rate") from the date on which
                                          ------------
such amount was due until the date of payment, as reimbursement of Sublessor's expenses incurred as a result of Subtenant's failure to make prompt payment. In addition to any late charges or other remedies available to Sublessor, if any check is returned to Sublessor by Subtenant's bank by reason of insufficient funds, uncollected funds or otherwise, Subtenant shall pay to Sublessor a return check administrative charge equal to the lesser of the then current maximum amount allowable under Virginia law or One Hundred Fifty Dollars ($150.00). Subtenant shall pay the late charges and return check administrative charges for any month as Additional Rent on the first day of the following month.

     E.  Additional Right of Sublessor to Cure Subtenant's Defaults.  Sublessor
         ----------------------------------------------------------
may, but shall not be obligated to, cure, at any time upon ten (10) days notice or without notice in case of emergency, any default(s) by Subtenant under this Sublease, and Subtenant shall pay to Sublessor on demand all costs and expenses incurred by Sublessor in curing such default(s), including, without limitation, court costs and reasonable attorneys' fees and disbursements in connection therewith, together with interest on the amount of costs and expenses so incurred at the Default Rate.

     F.  Default by Sublessor.  Sublessor shall only be deemed to be in default
         --------------------
hereunder if Sublessor violates or fails to perform any covenant or agreement hereunder which is not observed or performed by Sublessor within thirty (30) days after the receipt by Sublessor of written notice from Subtenant specifically identifying such violation or failure. Sublessor shall not be considered in default so long as Sublessor commences to cure the violation within said thirty (30) day period and diligently pursues the completion of such cure. In the event of a default hereunder or under the Prime Lease existing beyond any applicable cure period, by Sublessor, Subtenant shall have all the remedies available under the law or in equity.

17.  WAIVER OF JURY TRIAL.
     --------------------

          SUBLESSOR AND SUBTENANT EACH HEREBY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY SUMMARY OR OTHER ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS SUBLEASE, THE RELATIONSHIP OF SUBLESSOR AND SUBTENANT, THE PREMISES OR THE USE AND OCCUPANCY THEREOF, OR ANY CLAIM OF INJURY OR DAMAGES.

18.  END OF TERM.
     -----------

          At the expiration or sooner termination of the Term, Subtenant shall quit and surrender to Sublessor the Premises, broom clean, free of all occupants, and in good condition, ordinary wear and tear and damage by fire and any other casualty excepted. At such expiration or sooner termination, Subtenant shall remove from the Premises all property of Subtenant (not to include Subtenant's initial up-fit, which may be removed at Subtenant's sole discretion), including its sign(s), and, at the option of Sublessor, shall remove all Alterations made by Subtenant to the Premises (other than Subtenant's initial up-fit) but only so long as Sublessor notified Subtenant in writing at the time Sublessor approved the Alteration(s) that such Alteration(s) were not to remain with the Premises and Subtenant shall repair all damage to the Premises caused by any and all such removal and restore the Premises to the condition in which they were prior to the installation of the items so removed, including the areas where Subtenant affixed its sign(s). Any property of Subtenant not so removed may be deemed to be abandoned, or Sublessor may remove the same and restore any damage, at Subtenant's expense. Subtenant shall also deliver to Sublessor a decontamination report, issued by a qualified environmental engineering company, for the Premises. Such report shall indicate that any and all Hazardous or Regulated Materials (as defined in Section 22) have been removed from the Premises, and that there have been no spills or releases of such Hazardous or Regulated Materials.

19.  HOLDOVER.
     --------

          If Subtenant remains in possession of the Premises after the expiration or termination of the Term, Subtenant shall be deemed to be occupying the Premises as a tenant from month to month at the sufferance of Sublessor subject to all of the provisions of this Sublease, except that the Base Rent shall be at a monthly rate equal to 150% of the monthly Base Rent in effect during the last month of the Term. Subtenant shall give to

     Sublessor at least thirty (30) days' prior written notice of any intention to quit the Premises.

          Notwithstanding the foregoing provisions of this Section 19, if
                                                           ----------
     Subtenant holds over after the expiration or termination of the Term and Sublessor desires to regain possession of the Premises, then Sublessor, at its option, may forthwith re-enter and take possession of the Premises without process, or by any legal process in force in the jurisdiction in which the Prime Lease Premises is located. Any rental amounts for such hold over period which are deposited into Sublessor's rental account shall not be deemed accepted by Sublessor if Sublessor promptly returns such rental amounts to Subtenant, in any event within ten (10) business days of receipt of such sums from Subtenant. Nothing herein shall limit Sublessor's right to recover damages pursuant to this Sublease and such other damages as are available to Sublessor at law or in equity (including but not limited to any and all liability to Landlord or otherwise caused by such holdover).

20.  BROKERAGE.
     ---------

          Sublessor and Subtenant represent to one another that, except for Advantis GVA and The Oppenheim Group, no broker or other person had any part, or was instrumental in any way, in bringing about this Sublease, and the parties shall pay, and shall indemnify, defend and hold harmless, one another from and against, any claims made by any other broker or other person for a brokerage commission, finder's fee, or similar compensation, by reason of or in connection with this Sublease, and any loss, liability, damage, cost and expense (including, without limitation, reasonable attorneys' fees) in connection with such claims if such broker or other person claims to have had dealings with Sublessor or Subtenant, respectively.

21.  FINANCIAL STATEMENTS AND ESTOPPEL CERTIFICATES.
     ----------------------------------------------

          Subtenant shall, within fifteen (15) days after each and every request by Sublessor, execute, acknowledge and deliver to Sublessor either or both of the following: (a) an annual financial statement, and (b) a statement in writing (i) certifying that this Sublease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified, and stating the modifications), and the Commencement Date, Rent Commencement Date and Expiration Date, (ii) specifying the dates to which the Base Rent and Additional Rent have been paid, (iii) stating whether or not, to the best knowledge of Subtenant, Sublessor is in default under this Sublease, and, if so, specifying each such default, (iv) stating whether or not, to the best knowledge of Subtenant, any event has occurred which with the giving of notice or passage of time, or both, would constitute a default by Sublessor under this Sublease, and, if so, specifying each such event, (v) stating whether Subtenant has exercised any option(s) to extend the Term of this Sublease, and, if so, specifying each such extension, and (vi) any other matter as may be reasonably requested. Any such statement delivered pursuant to this
     Section 21 may be relied upon by any prospective assignee or transferee of
     ----------
     the leasehold estate under the Prime Lease.

22.  HAZARDOUS SUBSTANCES.
     --------------------

          Sublessor shall deliver to Subtenant copies of any and all existing reports, studies, or environmental assessment of which Sublessor is aware or later becomes aware, that address the environmental conditions of the Building or the Premises, including records concerning the disposal of any prior spills or releases of Hazardous Materials (defined below) and any decontamination reports for the Building. Subtenant shall not use, generate, manufacture, produce, store, treat, dispose of or permit the escape of, on, under, about or from the Premises, or any part thereof, any asbestos or any flammable, explosive, hazardous, toxic, contaminating, polluting matter, waste, or substance or related injurious materials, whether injurious by themselves or in combination with other materials (collectively "Hazardous Materials") or any material, substance, or
                    -------------------
     chemical which is regulated by any federal, state or local law, rule, ordinance or regulation (collectively "Regulated Materials"), unless said
                                            -------------------
     Hazardous Materials and/or Regulated Materials are of the type normally used in the ordinary course of operations at or maintenance of Subtenant's headquarters office space and support facility that include analytical, research and development activities. Subtenant shall comply with all Laws with respect to such production, use and storage, including, without limitation, the removal and disposal of such Hazardous Materials and/or Regulated Materials at the expiration or earlier termination of the Sublease Term. Subtenant shall defend (by counsel reasonably acceptable to Sublessor), indemnify and hold harmless Landlord, Sublessor and each of Sublessor's partners, employees, agents, attorneys, successors and assigns, from and against any and all claims, liabilities, penalties, forfeitures, losses or expenses (including reasonable attorney's fees), or death of or injury to any person or damage to any property whatsoever ("Environmental Claims"), arising from or caused in whole or in part, directly or indirectly by (i) the presence in, on, under or about the Premises, or discharge in or from the Premises of any Hazardous Materials and/or Regulated Materials introduced into the Premises by Subtenant or caused by Subtenant or Subtenant's use, analysis, storage, removal, transportation, disposal, release, threatened release, discharge or generation of Hazardous Materials and/or Regulated Materials to, in, on, under, about or from the Premises; or (ii) Subtenant's failure to comply with any federal, state, county, municipal, local or other law, rule, ordinance and regulation now or hereafter in effect relating to the industrial hygiene, environmental protection, use, analysis, generation, manufacture, purchase, transportation, storage, removal and disposal of Hazardous Materials and/or Regulated Materials. In connection with, or as a result of (i) or (ii) above, Subtenant's obligations hereunder shall not include reimbursement for Environmental Claims that are the result of any preexisting condition of the Building or Premises or are caused in any part by the negligent acts or omissions of the Sublessor or Landlord, their employees or agents and in such situations the Subtenant's obligations hereunder shall be limited to
     its allocable share of responsibility for the Environmental Claims.   In
     connection with, or as a result of, (i) or (ii) above and subject to the limitations set forth herein, Subtenant's obligations hereunder shall include, without limitation and whether foreseeable or unforeseeable, all costs of any required or necessary testing, repair, cleanup, removal, detoxification or decontamination of or from the

     Premises and the preparation and implementation of any closure, remedial action, site assessment costs or other required plans in connection therewith. Subtenant's obligations hereunder shall survive the expiration or earlier termination of this Sublease. For purposes of this Section 22,
                                                                   ----------
     any acts or omissions of Subtenant whereby employees, agents, assignees, contractors or subcontractors of Subtenant or others are acting for or on behalf of Subtenant (whether or not they are negligent, intentional, willful or unlawful), will be strictly attributable to Subtenant.

23.  MISCELLANEOUS COVENANTS.
     -----------------------

     A.  No Waste.  Subtenant shall not commit or suffer to be committed any
         --------
waste upon the Premises or any nuisance or other act or thing which may materially disturb the quiet enjoyment of any other tenant or occupant of the Innsbrook Corporate Center.

     B.  Intentionally deleted.
         ----------------------

     C.  Insurance Premiums.  Subtenant shall not do or permit to be done any
         ------------------
act or thing in or upon the Premises which will or may invalidate or be in conflict with fire insurance policies covering the Building, or any part thereof or fixtures and property therein, and shall comply with all rules, orders, regulations or requirements of the Board of Fire Underwriters having jurisdiction, or any other similar body, and shall not do, or permit to be done, anything in or upon the Premises, or bring or keep anything therein, which shall increase the rate of fire insurance on the Building, or the Land. If by reason of failure of Subtenant to comply with the provisions of this Section, the fire insurance rate shall at any time be higher than it otherwise would be, then, in addition to the right of Sublessor to the exercise of any and all other remedies available under this Sublease, Subtenant shall reimburse Sublessor on demand as Additional Rent for the portion of all fire insurance premiums which shall have been then or in the future charged because of such violation by Subtenant and which Sublessor shall have, or may be required to have, paid on account of an increase in rate in its own policies of insurance.

     D.  Consents and Approvals.   In any instance when Sublessor's consent or
         ----------------------
approval is required under this Sublease, Sublessor's refusal to consent to or approve any matter or thing shall be deemed reasonable if such consent or approval has not been obtained from the Landlord.

     E.  No Waiver.  The failure of Sublessor to insist in any one or more cases
         ---------
upon the strict performance or observance of any obligation of Subtenant hereunder or to exercise any right or option contained herein shall not be construed as a waiver or relinquishment for the future of any such obligation of Subtenant or any right or option of Sublessor. Sublessor's receipt and acceptance of Base Rent or Additional Rent, or Sublessor's acceptance of performance of any other obligation by Subtenant, with knowledge of Subtenant's breach of any provision of this Sublease, shall not be deemed a waiver of such breach. No waiver by Sublessor of any term, covenant or condition of this Sublease shall be deemed to have been made unless expressed in writing and signed by Sublessor.

     F.  Successors and Assigns.  The provisions of this Sublease, except as
         ----------------------
herein otherwise specifically provided, shall extend to, bind and inure to the benefit of the parties hereto and their respective personal representatives, heirs, successors and permitted assigns. In the event of any assignment or transfer of the leasehold estate under the Prime Lease, the transferor or assignor, as the case may be, shall be and hereby is entirely relieved and freed of all obligations under this Sublease.

     G.  Interpretation.  This Sublease shall be governed by and construed in
         --------------
accordance with the laws of the state in which the Premises are located, without regard to conflicts of laws principles. If any provision of this Sublease or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Sublease and the application of that provision to other persons or circumstances shall not be affected but rather shall be enforced to the extent permitted by law. The table of contents, captions, headings and titles, if any, in this Sublease are solely for convenience of reference and shall not affect its interpretation. This Sublease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Sublease to be drafted.
If any words or phrases in this Sublease shall have been stricken out or otherwise eliminated, whether or not any other words or phrases have been added, this Sublease shall be construed as if the words or phrases so stricken out or otherwise eliminated were never included in this Sublease and no implication shall be drawn from the fact that said words or phrases were so stricken out or otherwise eliminated. Each covenant, agreement, obligation or other provision of this Sublease shall be deemed and construed as a separate and independent covenant of the party bound by, undertaking or making same, not dependent on any other provisions of this Sublease unless otherwise expressly provided. All terms and words used in this Sublease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. The word "person" as used in this Sublease shall mean a natural person or persons, a partnership, a corporation or any other form of business or legal association or entity. Time shall be of the essence of each and every obligation of Subtenant under this Sublease.

     H.  No Reservation.  No employee or agent of Sublessor, no broker, and no
         --------------
agent of any broker has authority to make or agree to take a sublease or any other agreement or undertaking in connection herewith, including but not limited to the modification, amendment or cancellation of a sublease. The mailing or delivery of this document by an employee or agent of Sublessor, any broker or the agent of any broker to a potential Subtenant, its agent or attorney shall not be deemed an offer of Sublessor or a reservation of or option for the Premises until such time as a sublease, duly executed by Sublessor and Subtenant, is delivered to such potential Subtenant, its agent or attorney.

     I.  No Partnership.  Nothing contained in this Sublease shall be deemed or
         --------------
construed to create a partnership or joint venture of or between Sublessor and Subtenant, or to create any relationship other than that of sublandlord and subtenant.

     J.  No Representations.  Neither Sublessor nor any agent of Sublessor has
         ------------------
made any representations or promises with respect to the Premises, the Building or the Land except as expressly set forth in this Sublease, and no rights, privileges, easements or licenses are granted to Subtenant except as expressly set forth in this Sublease.

     K.  Quiet Enjoyment.  Sublessor covenants that if Subtenant pays the rent
         ---------------
and performs all of the covenants, agreements and conditions specified in this Sublease to be performed by Subtenant, Subtenant shall for the Term freely, peaceably and quietly occupy and enjoy the full possession of the Premises without molestation or hindrance.

     L.  Complete Agreement.  There are no representations, agreements,
         ------------------
arrangements or understandings, oral or written, between the parties relating to the subject matter of this Sublease which are not fully expressed in this Sublease. This Sublease cannot be changed or terminated orally or in any manner other than by a written agreement executed by both parties.

     M.  Force Majeure.  In the event that Sublessor or Subtenant shall be
         -------------
delayed or hindered in or prevented from the performance of any act required hereunder, other than the payment of money, by reason of strikes, lockouts, labor troubles, inability to procure materials, failure of power, restrictive governmental laws, regulations, orders or decrees, riots, insurrection, war, acts of God, inclement weather, or other reason beyond Sublessor's or Subtenant's control, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act, other than the payment of money, shall be extended for a period equivalent to the period of such delay.

     N.  Landlord Consent.  This Sublease is subject to receipt of Landlord's
         ----------------
consent to the Sublease within thirty (30) days after the Sublease is fully executed. Sublessor shall use its best efforts to obtain the Landlord's consent and Subtenant and Sublessor shall cooperate with any reasonable request of the Landlord to assist in obtaining such consent.

     O.  Subordination and NonDisturbance.  Subtenant's interest under this
         ---------------------------------
Sublease shall be subject and subordinate to the lien of any mortgage or similar lien which Sublessor may now or hereafter place on the Premises and to all the terms, conditions and provisions thereof and to any renewals, extensions, modifications or replacements thereof; provided, however, that if the Sublease is otherwise in full force and effect and there are no material defaults hereunder on the part of Subtenant, beyond the expiration of any applicable cure period, such mortgagee shall agree that upon foreclosure or sale of Sublessor's interest in the Premises, this Sublease shall not be terminated nor affected by said foreclosure or sale, and the mortgagee shall agree that any foreclosure or sale of the Premises pursuant to its rights under the mortgage, shall be made subject to this Sublease and the right of Subtenant hereunder. Subtenant agrees to attorn to any mortgagee or such person as may have purchased the Premises upon sale, as its new Sublessor and the Sublease shall continue between Subtenant and the mortgagee or other such person upon the terms and conditions of this Sublease. The parties hereto shall agree to execute such documents as may be reasonably necessary to effectuate said subordination and nondisturbance.

     IN WITNESS WHEREOF, Sublessor and Subtenant have hereunto executed this Sublease as of the day and year first above written.



                                    SUBLESSOR:

                                    RHODIA INC.



                                    By:  _______________________[SEAL]
                                    Name: ______________________
                                    Title: _____________________



                                    SUBTENANT:

                                    INSMED INCORPORATED


                                    By:  _______________________[SEAL]
                                    Name:  _____________________
                                    Title:  ____________________

                                   EXHIBIT A
                                   ---------


                 [PLAN OF CENTER SHOWING LOCATION OF PREMISES]

                                  EXHIBIT A-1
                                  -----------


                    [PLAT SHOWING RESERVED PARKING SPACES]

                                   EXHIBIT B
                                   ---------


1.   Twenty (20) modular work stations

2.   Sixteen (16) metal office suites to outfit lab offices.

3.   One (1) rolling files system.

4.   Eleven (11) Cafeteria tables and sixty five (65) chairs.

5.   Patio furniture consisting of three (3) tables and one (1) bench.

6.   Existing kitchen equipment.

7.   One (1) two-section board room table and twenty (20) chairs.

                                   EXHIBIT C
                                   ---------

                              [Construction Plans]

                                  Schedule 1
                                  ----------

               Outline for the pro-ration of utility charges for
               -------------------------------------------------
                  4851 Lake Brook Drive, Glen Allen, Virginia
                  -------------------------------------------

Natural Gas

The natural gas service to the building is provided by the City of Richmond Department of Utilities and is billed monthly. So long as such gas service is used solely by the Subtenant, Subtenant shall be responsible for the entire invoiced service bill from the Department of Utilities. In the event Subtenant is not the exclusive end-user of the gas service, Sublessor shall separately meter the Office Space and the Laboratory Space and charge Subtenant for its actual usage.

Water and Sewer

The water and sewer service to the building is provided by Henrico County Department of Public Utilities and is billed every two months. The pro-ration shall apply 66% as the Subtenant share and 34% as the Second Floor Tenant's share, so long as Subtenant's use of the water and sewer is consistent with traditional office use. In the event that Subtenant's use of the water and sewer in the Laboratory Space or the cafeteria is higher than for traditional office use, Subtenant's pro rata share may be increased; provided, however that Sublessor shall provide sufficient documentation supporting such increase. In the event that Subtenant disputes such increase, Sublessor and Subtenant shall hire a mutually acceptable, independent third party, qualified in such matters, to resolve the dispute. The parties agree to abide by such third party's findings concerning the Subtenant's pro rata share of the water and sewer expenses.

Electrical

The electrical service to the building is provided by Dominion Virginia Power and is billed monthly. This service shall be pro-rated between Subtenant and the Second Floor Tenant as outlined in the following "Energy Distribution Model:

Energy Distribution Model
-------------------------
Note:  The Dominion Virginia Power bill represents the amount of energy consumed
-----
for the entire building each month. Two sub-meters have been installed in the first floor mechanical room for the purpose of pro-rating each tenant's share of the bill.
Common Area:  The common area which primarily includes, but is not limited to,
------------
lighting and power for the lobby, elevator, stairwell, and exterior lighting shall be estimated by a qualified electrical engineer for purposes of pro-ration and shall apply 66% as Subtenant's share and 34% as the Second Floor Tenant's share.
Sub-Meter No. 1:  Meters the actual kwh electrical use on the second floor panel
----------------
load, i.e. outlets & lights
Sub-Meter No. 2:   Meters one of the two HVAC roof top units which are designed
----------------          ---
to run in tandem with equal electrical consumption.

Example:
--------

     Dominion Virginia Power monthly bill is $15,000 (all charges) for 300,000kwh = $.05/kwh

     Allocation:
     Sub-Meter No. 1 shows a use of 42,000 kwh x $.05     = $2,100
     Sub-Meter No. 2 shows a use of 62,000 kwh x $.05     = $3,100
                                   Sub-Meter Total        = $5,200

     Common Area Use is (say 10%) or $1,500 x 34% for Second Floor Tenant                    $  510

                               Total share for Second Floor Tenant =                         $5,710

     Subtract $5,710 from the $15,000 bill and Subtenant's Total Share =                     $9,290